UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: April 7, 2009
(Date of earliest event reported)
IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
630 Dundee Road
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
Management Incentive Compensation Plan for Key Employees
     On April 7, 2009, the Compensation Committee of the Board of Directors of IDEX Corporation (the “Company”) amended its Management Incentive Compensation Plan for Key Employees (the “MICP”) to provide that no bonus would be payable under the MICP unless the minimum threshold target for earnings per share for 2009 is met.
Item 9.01 — Financial Statements and Exhibits.
(d)	Exhibits
10.1	First Amendment to the MICP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

By:	/s/ Dominic A. Romeo
Dominic A. Romeo
Vice President and Chief Financial Officer
April 7, 2009

Exhibit Index

Exhibit
Number	Description
10.1	First Amendment to the Revised and Restated IDEX Corporation Management Incentive Compensation Plan for Key Employees